Dreyfus
Premier Micro-Cap
Growth Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Premier Micro-Cap Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Micro-Cap Growth Fund, covering the period from the fund's inception on November 27, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, CFA, and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund's sub-investment adviser.

The past six months have been troublesome for the stock market, including small-and midcap stocks. However, the worst of the market's decline was concentrated among growth stocks such as technology providers, which had reached lofty price levels in 1999 and early 2000. In fact, the growth stocks contained in the Russell Midcap Growth Index and Russell 2000 Growth Index declined considerably during the reporting period, while value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose.

In our view, these divergent results indicate that diversified equity investors fared well compared to those who focused solely on one style of investing. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Premier Micro-Cap Growth Fund perform relative to its benchmark.

From its inception on November 27, 2000 through March 31, 2001, Dreyfus Premier Micro-Cap Growth Fund's Class A shares produced a total return of -11.28%, its Class B shares produced a total return of -11.52%, its Class C shares produced a total return of -11.52%, and its Class T shares produced a total return of -11.36%.(1) This compares to the -18.38% total return produced by the fund's benchmark, the Russell 2000 Growth Index (the "Index"), for the same period.(2)

We attribute the fund's disappointing overall performance to poor market conditions. After an extended period that favored the growth style of investing, value investing took center stage and remained there throughout the reporting period. However, we are pleased that the fund outperformed the Index during the reporting period, in large part because of our stock selection strategy.

What is the fund's investment approach?

The fund seeks capital appreciation by investing primarily in the stocks of growth-oriented micro-cap companies, which typically are small and relatively unknown companies. The fund generally invests in stocks of companies that have a market capitalization of less than $500 million at the time of initial purchase, though this range may fluctuate depending on changes in the value of the stock market as a whole. The fund may also invest in companies with larger market capitalizations, if we believe they represent better prospects for capital appreciation, and in initial public offerings (IPOs). Up to 30% of the fund's total assets may be invested in foreign securities.

We primarily seek companies which we believe display fundamental strengths -- such as competitive industry positions, solid entrepreneurial management teams or strong business prospects -- that indi
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cate the potential for growth in earnings over time. We then employ a disciplined "bottom-up" approach to individual stock selection, in which the fund is built by searching for companies that we believe exhibit those fundamental strengths.

What other factors influenced the fund's performance?

Since the fund's inception on November 27, 2000, stocks in almost all market-capitalization ranges have reported disappointing returns. However, during the reporting period, micro-cap stocks have generally performed better than small-cap stocks. That's partly because micro-cap stocks began the reporting period at already depressed levels relative to their historical valuations.

Nonetheless, we are pleased with the fund's initial performance and our ability to produce higher returns than the Index within various industry groups. The fund benefited from particularly good stock selections within the consumer staples sector during the reporting period. For example, its holdings in Panera Bread, a company that owns and franchises bakery cafes, and Champps Entertainment, the sports-grill restaurant, both posted strong gains. In addition, a specialty retailer that focuses on women's apparel helped the fund's performance. However, once this stock reached our price target, we sold it and took profits.

The fund's performance was also enhanced by some of its holdings in the energy sector. Its best performing energy stock for the reporting period was Tetra Technologies, a specialty chemical company that recently restructured to concentrate exclusively on the oil services industry.

However, much of the fund's negative absolute performance for the reporting period came from health care stocks. Most notably, the fund's investment in North American Scientific, a company that designs, develops and produces radioactive "seeds" for the treatment and diagnosis of prostate cancer, detracted from the fund's performance. While we believed the company possessed solid fundamentals, the health care sector in general has recently posted sluggish returns and many health care stocks have fallen out of favor with investors since the first of the year.


What is the fund's current strategy?

Because the fund is new, we have so far assembled a portfolio containing just over 50 stocks as of March 31, 2001. Currently, we are actively looking for additional investment opportunities that we believe fit the fund's investment criteria and expect to increase the number of holdings in the fund over the next six to 12 months.

We are currently looking for micro-cap companies that we believe have a healthy balance of an entrepreneurial vision with a discipline similar to that of a large company. When evaluating investments for the fund, we seek those companies that we believe have demonstrated solid earnings potential over time. At the same time, the company should be selling at what we believe is an attractive price.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS, AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                                        The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--79.1%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE--1.7%

Triumph Group                                                                                    12,300  (a)             467,400

AIR FREIGHT--2.9%

UTI Worldwide                                                                                    48,700  (a)             794,419

BIOTECHNOLOGY--2.0%

Array BioPharma                                                                                  77,600                  417,100

Matrix Pharmaceutical                                                                            13,950  (a)             125,550

                                                                                                                         542,650

BROADCASTING & MEDIA--1.0%

Regent Communications                                                                            40,500  (a)             282,234

COMMERCIAL SERVICES--4.5%

Mobile Mini                                                                                      25,000  (a)             689,062

Resources Connection                                                                             23,900  (a)             528,788

                                                                                                                       1,217,850

COMMUNICATION EQUIPMENT--6.1%

Datum                                                                                            30,675  (a)             423,698

Signal Technology                                                                                81,850  (a)             547,372

SymmetriCom                                                                                      56,625  (a)             686,578

                                                                                                                       1,657,648

COMPUTER SOFTWARE/SERVICES--2.7%

BSQUARE                                                                                          18,200  (a)             201,338

Carreker                                                                                         23,900  (a)             454,100

Inforte                                                                                          10,000  (a)              80,000

                                                                                                                         735,438

DISTRIBUTION--3.0%

First Horizon Pharmaceutical                                                                     38,800  (a)             809,950

ELECTRICAL EQUIPMENT--5.5%

DRS Technologies                                                                                 38,525  (a)             606,384

Evergreen Solar                                                                                  19,700                  172,375

Universal Electronics                                                                            43,700  (a)             721,050

                                                                                                                       1,499,809

ELECTRONICS--2.9%

Computer Access Technology                                                                       52,600                  253,138

Microsemi                                                                                         9,925  (a)             277,900

Microtune                                                                                        32,775                  256,055

                                                                                                                         787,093

GAMING--2.3%

Isle of Capri Casinos                                                                            58,575  (a)             618,698



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.2%

AmSurg                                                                                           11,325  (a)             215,883

Bone Care International                                                                          34,475  (a)             564,528

Dynacare                                                                                         42,975  (a)             214,875

ESC Medical Systems                                                                              30,800  (a)             741,125

ICON                                                                                             38,500  (a)             887,906

MediChem Life Sciences                                                                           76,000                  204,250

Specialty Laboratories                                                                           20,650                  505,925

                                                                                                                       3,334,492

LEISURE TIME--2.2%

Take-Two Interactive Software                                                                    42,875  (a)             611,639

MANUFACTURING--2.7%

IMPCO Technologies                                                                               27,675  (a)             491,231

Uniroyal Technology                                                                              31,300  (a)             234,261

                                                                                                                         725,492

OIL & GAS DRILLING & EQUIPMENT--8.5%

Horizon Offshore                                                                                 36,700  (a)             908,325

OSCA                                                                                             34,550                  675,884

TETRA Technologies                                                                               36,400  (a)             737,100

                                                                                                                       2,321,309

OIL & GAS EXPLORATION & PRODUCTION--2.4%

Encore Acquisition                                                                               35,000                  444,500

Prima Energy                                                                                      6,500  (a)             197,031

                                                                                                                         641,531

RESTAURANTS--6.0%

Champps Entertainment                                                                            90,025  (a)             697,694

Panera Bread                                                                                     35,175  (a)             940,931

                                                                                                                       1,638,625

RETAIL--APPAREL--3.9%

Chico's FAS                                                                                       7,825  (a)             256,758

Christopher & Banks                                                                              12,125  (a)             365,265

Wilsons The Leather Experts                                                                      22,750  (a)             433,672

                                                                                                                       1,055,695

SEMICONDUCTOR EQUIPMENT--4.4%

CoorsTek                                                                                          6,650  (a)             183,291

Entegris                                                                                         73,325                  536,189

Therma-Wave                                                                                      37,500  (a)             473,437

                                                                                                                       1,192,917

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--2.2%

Knight Transportation                                                                            24,300  (a)             592,313

TOTAL COMMON STOCKS

   (cost $21,943,509)                                                                                                 21,527,202
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--19.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Farm Credit Bank,

  5%, 4/2/2001

  (cost $5,169,282)                                                                           5,170,000                5,169,282
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $27,112,791)                                                              98.1%               26,696,484

CASH AND RECEIVABLES (NET)                                                                         1.9%                  507,473

NET ASSETS                                                                                       100.0%               27,203,957

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  27,112,791  26,696,484

Cash                                                                        865

Receivable for investment securities sold                               849,611

Receivable for shares of Beneficial Interest subscribed                  17,275

Prepaid expenses                                                         33,710

                                                                     27,597,945
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            47,176

Payable for investment securities purchased                             289,193

Payable for shares of Beneficial Interest redeemed                       28,487

Accrued expenses                                                         29,132

                                                                        393,988
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       27,203,957
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,749,631

Accumulated investment (loss)                                         (153,853)

Accumulated net realized gain (loss) on investments                 (1,975,514)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                              (416,307)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      27,203,957


NET ASSET VALUE PER SHARE

                                                       Class A               Class B                 Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      10,472,031              8,972,055              7,412,790               347,081

Shares Outstanding                                     944,252                811,267                670,302                31,334
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.09                 11.06                   11.06                 11.08

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                          The Fund


STATEMENT OF OPERATIONS

From November 27, 2000 (commencement of operations) to March 31, 2001
(Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                         85,939

EXPENSES:

Investment advisory fee--Note 3(a)                                     114,529

Distribution fees--Note 3(b)                                            40,676

Shareholder servicing costs--Note 3(c)                                  33,622

Registration fees                                                       27,451

Auditing fees                                                           12,286

Custodian fees--Note 3(c)                                                5,584

Prospectus and shareholders' reports                                     3,991

Trustees' fees and expenses--Note 3(d)                                     312

Legal fees                                                                  60

Miscellaneous                                                            1,281

TOTAL EXPENSES                                                         239,792

INVESTMENT (LOSS)                                                    (153,853)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,975,514)

Net unrealized appreciation (depreciation) on investments            (416,307)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,391,821)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,545,674)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From November 27, 2000 (commencement of operations)  to March 31, 2001
(Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                     (153,853)

Net realized gain (loss) on investments                             (1,975,514)

Net unrealized appreciation (depreciation) on investments             (416,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (2,545,674)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                      13,730,859

Class B shares                                                      10,419,662

Class C shares                                                       8,579,950

Class T shares                                                         506,962

Cost of shares redeemed:

Class A shares                                                     (2,263,565)

Class B shares                                                       (629,146)

Class C shares                                                       (458,131)

Class T shares                                                       (136,960)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                                 29,749,631

TOTAL INCREASE (DECREASE) IN NET ASSETS                             27,203,957
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       27,203,957

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund


STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                          1,116,776

Shares redeemed                                                       (172,524)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          944,252
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                            850,216

Shares redeemed                                                        (38,949)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          811,267
-------------------------------------------------------------------------------

CLASS C

Shares sold                                                            697,346

Shares redeemed                                                        (27,044)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          670,302
--------------------------------------------------------------------------------

CLASS T

Shares sold                                                             42,346

Shares redeemed                                                        (11,012)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           31,334

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from November 27, 2000 (commencement of of operations) to March 31, 2001. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would be increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                  Class A          Class B           Class C          Class R
                                                                   Shares           Shares            Shares           Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50            12.50            12.50            12.50

Investment Operations:

Investment (loss) (a)                                                (.05)            (.08)            (.08)            (.06)

Net realized and unrealized gain
   (loss) on investments                                            (1.36)           (1.36)           (1.36)           (1.36)

Total from Investment Operations                                    (1.41)           (1.44)           (1.44)           (1.42)

Net asset value, end of period                                      11.09            11.06            11.06            11.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B,C)                                              (11.28)          (11.52)          (11.52)          (11.36)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (c)                           .74             1.01             1.00              .87

Ratio of net investment (loss)
   to average net assets (c)                                         (.42)            (.68)            (.67)            (.55)

Portfolio Turnover Rate (c)                                         59.49            59.49            59.49            59.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             10,472             8,972            7,413              347

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Micro-Cap Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on November 27, 2000. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares. The fiscal year end of the fund is September 30. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B Shares automatically convert to Class A Shares after six years) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory, Sub-Investment Advisory Fee, and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. After the fund's first year of operations, it may vary from .45% to 2.05% depending on the fund's performance compared to the Russell 2000 Growth Index.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of
 .50 of 1% of the value of the fund's average daily net assets. After the fund's first year of operations, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2001, Class B, Class C and Class T shares were charged $21,695, $18,695 and $286 respectively, pursuant to the Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2001, Class A, Class B, Class C and
Class T shares were charged   $9,157, $7,231, $6,232  and  $286, respectively,
pursuant  to  the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $6,973 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $5,584 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $36,459,597 and $12,540,574, respectively.

At March 31, 2001, accumulated net unrealized depreciation on investments was $416,307, consisting of $2,078,622 gross unrealized appreciation and $2,494,929 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                       The Fund

For More Information

  Dreyfus Premier Micro-Cap Growth Fund
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Sub-Investment Adviser

  Founders Asset Management LLC
  Founders Financial Center
  2930 East Third Avenue
  Denver, CO 80206

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  534SA0301